SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549


                                 _______________


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (date of earliest event reported) August 14, 2001

                              Universal Bank, N.A.
                 (Originator of the Universal Card Master Trust)
                           Universal Card Master Trust
                   (Issuer of the Asset Backed Certificates)
             (Exact name of registrant as specified in its charter)

United States of America        33-93806            58-1885168
(State or Other              (Commission File                 (IRS Employer
Jurisdiction of               Number)                          Identification
Incorporation)                                                    Number)


   200 Brookstone Centre, Suite 110
          Columbus, GA  31904                                   31904
(Address of Principal Executive Office)                       (Zip Code)


Registrants telephone number, including area code (706) 562-2200


                               N/A
 (Former Name or Former Address, if Changed Since Last Report)








INFORMATION TO BE INCLUDED IN THE REPORT

Items 1-4.                 Not Applicable

     Item 5. The Certificateholder Statements for the month ending July 31, 2001 for the Universal Card Master Trust Series 1995-3, Series 1996-1, Series 1996-3, and Series 1997-1 Certificates were distributed on August 17, 2001.

Item 6.                             Not Applicable.

Item 7.                             Exhibits.

The following are filed as Exhibits to this Report under Exhibits 20.1, 20.2, 20.3, and 20.4.


Exhibit 20.1 Monthly Servicing Report dated August 16, 2001. with respect to the Universal Card Master Trust
                                            Series 1995-3.

Exhibit 20.2 Monthly Servicing Report dated August 16, 2001. with respect to the Universal Card Master Trust
                                            Series 1996-1.

Exhibit 20.3 Monthly Servicing Report dated August 16, 2001. with respect to the Universal Card Master Trust
                                            Series 1996-3.

Exhibit 20.4 Monthly Servicing Report dated August 16, 2001. with respect to the Universal Card Master Trust
                                            Series 1997-1.








                                                     SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    UNIVERSAL BANK, N.A.



                                                  By:_/s/ Meridith Jarrell
                                             Name:   Meridith Jarrell
                                            Title:  President & Chief
                                                Operating Officer




                                                    EXHIBIT INDEX


Exhibit                             Description

20.1 Monthly Servicing Report dated August 16, 2001. with respect to the Universal Card Master Trust
                                            Series 1995-3.

20.2 Monthly Servicing Report dated August 16, 2001. with respect to the Universal Card Master Trust
                                            Series 1996-1.

20.3 Monthly Servicing Report dated August 16, 2001. with respect to the Universal Card Master Trust
                                           Series 1996-3.

20.4 Monthly Servicing Report dated August 16, 2001. with respect to the Universal Card Master Trust
                                           Series 1997-1.



                        Universal Bank, N.A., Transferor
                    Universal Card Services Corp., Servicer

==============================================================================

                      Universal Card Master Trust
                    For the Due Period Ending July 31, 2001

==============================================================================

This Certificate relates to the Due Period ending Jul 31, 2001 and the related Distribution Date.

A.   Information Regarding the Total Trust
     -------------------------------------

1. Trust Portfolio Yield ..................................            11.49%
       Total Yield Component  .............................            16.61%
       Net Credit Loss Component  .........................             5.12%
       Recoveries .........................................             0.45%
2. Principal Purchase Rate  ...............................            13.30%

3. Principal Payment  Rate  ...............................            14.01%

4. Aggregate Amount of Principal Receivables in the Trust :
     Beginning of Due Period  ............................  $  13,107,668,549
     Weighted Average (used for mid-month addition)  .....  $               0
     Lump Sum Addition  ..................................  $               0
     End of Due Period  ..................................  $  12,927,874,602
     Transferor's Interest  ..............................  $   8,519,124,602
     Aggregate Invested Amount of all Series: ............  $   4,408,750,000

5. Delinquencies (Aggregate outstanding balances in the Accounts that were delinquent by the time periods listed below as of the close of business of the month preceding the Distribution Date, as a percentage of aggregate Receivables as of the last day of the Due Period) :

       Current  ..........................................  $  12,258,738,978
         5-34 days delinquent  ...........................  $     539,444,607
        35-64 days delinquent  ...........................  $     175,938,487
        65-94 days delinquent  ...........................  $     120,385,462
       95-124 days delinquent  ...........................  $      92,060,814
      125-154 days delinquent  ...........................  $      71,414,542
      155-184 days delinquent  ...........................  $      57,603,045

      Current  ...........................................             92.06%
         5-34 days delinquent  ...........................              4.05%
        35-64 days delinquent  ...........................              1.32%
        65-94 days delinquent  ...........................              0.90%
       95-124 days delinquent  ...........................              0.69%
      125-154 days delinquent  ...........................              0.54%
      155-184 days delinquent  ...........................              0.44%
     35+ days delinquent  ................................              3.89%

                                      Page 4




                         Universal Bank, N.A., Transferor
                    Universal Card Services Corp., Servicer

==============================================================================

                         Universal Card Master Trust
                    For the Due Period Ending July 31, 2001

==============================================================================

B. Information Regarding Group 1
   -----------------------------

  (Percentage Basis)
  1. Portfolio Yield                                      11.49%
  2. Weighted Average Certificate Rate                     4.07%
  3. Weighted Average Investor Fee Rates                   1.87%


C. Information Regarding Group 1
   -----------------------------

  (Dollars Basis)

  1. Total Investor Collections                 $   423,250,601
         Principal Collections                  $   385,178,398
         Finance Charge Collections             $    38,072,203
  2. Investor Default Amount                    $    11,740,640
  3. Investor Monthly Interest                  $     9,647,888
  4. Investor Monthly Fees                      $     4,285,417























                                      Page 5


                         Universal Bank, N.A., Transferor
                    Universal Card Services Corp., Servicer

==============================================================================

                 Universal Card Master Trust, Series 1995-3
                    For the Due Period Ending July 31, 2001

==============================================================================
This Certificate relates to the Due Period ending Jul 31, 2001 and the related Distribution Date.

C2. Information Regarding Series 1995-3
   ------------------------------------
    1. Total Investor Collections                    $  115,365,635
         Principal Collections                       $  105,048,654
         Reallocated Finance Charge Collections      $   10,316,981
    2. Investor Default Amount                       $    3,201,993
    3. Investor Monthly Interest                     $    2,564,895
    4. Investor Monthly Servicing Fee                $    1,168,750
    5. Excess Finance Charge Collections             $    3,414,572

*Finance charges have been reallocated based on sharing mechanics within the Group, this amount also includes investment proceeds due to Series.

C3. Information Regarding Trigger Level
   ------------------------------------

Current Month
    1. Series Adjusted Portfolio Yield - current month   11.44%

    2. Base Rate - current month                          5.97%
         Coupon Component                                 4.10%
         Servicing Component                              1.87%
    3. Excess Spread Percentage - current month           5.47%

3 Month Averages
    4. Series Adjusted Portfolio Yield - 3 month average 12.05%

    5. Base Rate - 3 month average                        6.57%
         Coupon Component                                 4.70%
         Servicing Component                              1.87%
    6. Excess Spread Percentage - 3 month average         5.48%













                                      Page 4

                         Universal Bank, N.A., Transferor
                    Universal Card Services Corp., Servicer

==============================================================================

                 Universal Card Master Trust, Series 1995-3
                    For the Due Period Ending July 31, 2001

==============================================================================
This Certificate relates to the Due Period ending Jul 31, 2001 and the related Distribution Date.

D. Information Regarding Series 1995-3
--------------------------------------

 1a. Class A Invested Amount                             $  652,500,000

 1b. Class B Invested Amount                             $   45,000,000

 1c. CIA Invested Amount                                 $   52,500,000

 2a. Class A Monthly Interest                            $    2,218,704

 2b. Class B Monthly Interest                            $      157,277

 2c. CIA Monthly Interest                                $      188,914

 3a. Balance in the Class A Interest Funding Account     $    2,218,704

 3b. Balance in the Class B Interest Funding Account     $      157,277

 3c. Balance in the CIA Interest Funding Account         $      188,914

 4a. Class A Investor Charge-offs                        $            0

 4b. Class B Investor Charge-offs                        $            0

 4c. CIA Investor Charge-offs                            $            0

 5. Required Amount                                      $            0

 6a. Class A Principal Deposit to PFA (2)                $            0

 6b. Class B Principal Deposit to PFA (2)                $            0

 6c. CIA Principal Deposit to PFA (2)                    $            0

 7a. Balance in Class A Principal Funding Account (2)    $            0

 7b. Balance in Class B Principal Funding Account (2)    $            0

 7c. Balance in CIA Principal Funding Account (2)        $            0

--------------------------------------------------------------------------
(2) Applicable during the Accumulation Period and any Early Amortization Period


                                      Page 5

                         Universal Bank, N.A., Transferor
                    Universal Card Services Corp., Servicer
==============================================================================
                 Universal Card Master Trust, Series 1995-3
                    For the Due Period Ending July 31, 2001
==============================================================================
This Certificate relates to the Due Period ending Jul 31, 2001 and the related Distribution Date.

E. Information Regarding Charge-offs and Distributions to Certificateholders(3)
------------------------------------------------------------------------------

1a. The total amount of the distribution to Class A
    Certificateholders on the Payment Date                            $            0

1b. The total amount of the distribution to Class B
    Certificateholders on the Payment Date                            $            0

1c. The total amount of the distribution to CIA provider
    on the Payment Date                                               $      188,914

2a. The amount of the distribution set forth in item 1(a) above
    in respect of principal on the Class A Certificates               $            0

2b. The amount of the distribution set forth in item 1(b) above
    in respect of principal on the Class B Certificates               $            0

2c. The amount of the distribution set forth in item 1(c) above
    in respect of principal on the CIA                                $            0

3a. The amount of the distribution set forth in item 1(a) above
    in respect of interest on the Class A Certificates                $            0

3b. The amount of the distribution set forth in item 1(b) above
    in respect of interest on the Class B Certificates                $            0

3c. The amount of the distribution set forth in item 1(c) above
    in respect of interest on the CIA                                 $      188,914

4a. The amount, if any, by which the outstanding principal
    balance of the Class A Certificates exceeds the Class A
    Invested Amount as of the end of the Record Date with
    respect to the Payment Date                                       $            0

4b. The amount, if any, by which the outstanding principal
    balance of the Class B Certificates exceeds the Class B
    Invested Amount as of the end of the Record Date with
    respect to the Payment Date                                       $            0

4c. The amount, if any, by which the outstanding principal
    balance of the CIA exceeds the CIA
    Invested Amount as of the end of the Record Date with
    respect to the Payment Date                                       $            0

       ----------------------------------------------------------
       (3) The following information, as applicable, is included only on Payment Date.
                                      Page 6

                         Universal Bank, N.A., Transferor
                    Universal Card Services Corp., Servicer

==============================================================================

                 Universal Card Master Trust, Series 1995-3
                    For the Due Period Ending July 31, 2001

==============================================================================

This Certificate relates to the Due Period ending Jul 31, 2001 and the related Distribution Date.

The undersigned, a duly authorized representative of Universal Card Services Corp.('UCS'), as a Servicer pursuant to the Pooling and Servicing Agreement dated as of August 1, 1995 (as amended and supplemented, the 'Pooling And Servicing Agreement'), among UCS, Universal Bank, N.A., as Transferor and Bankers Trust Company, as Trustee (the 'Trustee'), does hereby certify the information set forth below.

           1. Capitalized terms used in the Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

           2. Universal Card Services Corp. is, as of the date hereof, the Servicer under the Agreement.

           3.    The undersigned is a Servicing Officer.

           4. This Certificate relates to the Distribution Date occurring on August 17, 2001

           5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Due Period preceeding such Distribution Date.

           6. As of the date hereof, to the best knowledge of the undersigned, no Amortization Event has been deemed to have occurred on or prior to such Distribution Date.

           7. As of date hereof, to the best knowledge of the undersigned, no Lien has been placed on any of the Receivables other than pursuant to the Agreement.


                 IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 20 day of August 2001

                             Universal Card Services Corp.,
                             Servicer

                                By:     /s/ Andrew Lubliner
                                   __________________________________________
                                        Name:    Andrew Lubliner
                                        Title:   Servicing Officer
                                      Page 7

                         Universal Bank, N.A., Transferor
                    Universal Card Services Corp., Servicer

==============================================================================

                 Universal Card Master Trust, Series 1997-1
                    For the Due Period Ending July 31, 2001

==============================================================================
This Certificate relates to the Due Period ending Jul 31, 2001 and the related Distribution Date.

C2. Information Regarding Series 1997-1
   ------------------------------------
    1. Total Investor Collections                    $  154,029,987
         Principal Collections                       $  140,064,872
         Reallocated Finance Charge Collections      $   13,965,115
    2. Investor Default Amount                       $    4,269,324
    3. Investor Monthly Interest                     $    3,629,001
    4. Investor Monthly Servicing Fee                $    1,558,333
    5. Excess Finance Charge Collections             $    4,539,455

*Finance charges have been reallocated based on sharing mechanics within the Group, this amount also includes investment proceeds due to Series.

C3. Information Regarding Trigger Level
   ------------------------------------

Current Month
    1. Series Adjusted Portfolio Yield - current month   11.67%

    2. Base Rate - current month                          6.22%
         Coupon Component                                 4.35%
         Servicing Component                              1.87%
    3. Excess Spread Percentage - current month           5.45%

3 Month Averages
    4. Series Adjusted Portfolio Yield - 3 month average 11.67%

    5. Base Rate - 3 month average                        6.19%
         Coupon Component                                 4.32%
         Servicing Component                              1.87%
    6. Excess Spread Percentage - 3 month average         5.49%













                                      Page 8

                         Universal Bank, N.A., Transferor
                    Universal Card Services Corp., Servicer

==============================================================================

                 Universal Card Master Trust, Series 1997-1
                    For the Due Period Ending July 31, 2001

==============================================================================
This Certificate relates to the Due Period ending Jul 31, 2001 and the related Distribution Date.

D. Information Regarding Series 1997-1
--------------------------------------

 1a. Class A Invested Amount                             $  850,000,000

 1b. Class B Invested Amount                             $   80,000,000

 1c. CIA Invested Amount                                 $   70,000,000

 2a. Class A Monthly Interest                            $    3,069,138

 2b. Class B Monthly Interest                            $      301,949

 2c. CIA Monthly Interest                                $      257,914

 3a. Balance in the Class A Interest Funding Account     $    9,108,410

 3b. Balance in the Class B Interest Funding Account     $      896,107

 3c. Balance in the CIA Interest Funding Account         $      257,914

 4a. Class A Investor Charge-offs                        $            0

 4b. Class B Investor Charge-offs                        $            0

 4c. CIA Investor Charge-offs                            $            0

 5. Required Amount                                      $            0

 6a. Class A Principal Deposit to PFA (2)                $            0

 6b. Class B Principal Deposit to PFA (2)                $            0

 6c. CIA Principal Deposit to PFA (2)                    $            0

 7a. Balance in Class A Principal Funding Account (2)    $            0

 7b. Balance in Class B Principal Funding Account (2)    $            0

 7c. Balance in CIA Principal Funding Account (2)        $            0

--------------------------------------------------------------------------
(2) Applicable during the Accumulation Period and any Early Amortization Period


                                      Page 9

                         Universal Bank, N.A., Transferor
                    Universal Card Services Corp., Servicer
==============================================================================
                 Universal Card Master Trust, Series 1997-1
                    For the Due Period Ending July 31, 2001
==============================================================================
This Certificate relates to the Due Period ending Jul 31, 2001 and the related Distribution Date.

E. Information Regarding Charge-offs and Distributions to Certificateholders(3)
------------------------------------------------------------------------------

1a. The total amount of the distribution to Class A
    Certificateholders on the Payment Date                            $    9,108,410

1b. The total amount of the distribution to Class B
    Certificateholders on the Payment Date                            $      896,107

1c. The total amount of the distribution to CIA provider
    on the Payment Date                                               $      257,914

2a. The amount of the distribution set forth in item 1(a) above
    in respect of principal on the Class A Certificates               $            0

2b. The amount of the distribution set forth in item 1(b) above
    in respect of principal on the Class B Certificates               $            0

2c. The amount of the distribution set forth in item 1(c) above
    in respect of principal on the CIA                                $            0

3a. The amount of the distribution set forth in item 1(a) above
    in respect of interest on the Class A Certificates                $    9,108,410

3b. The amount of the distribution set forth in item 1(b) above
    in respect of interest on the Class B Certificates                $      896,107

3c. The amount of the distribution set forth in item 1(c) above
    in respect of interest on the CIA                                 $      257,914

4a. The amount, if any, by which the outstanding principal
    balance of the Class A Certificates exceeds the Class A
    Invested Amount as of the end of the Record Date with
    respect to the Payment Date                                       $            0

4b. The amount, if any, by which the outstanding principal
    balance of the Class B Certificates exceeds the Class B
    Invested Amount as of the end of the Record Date with
    respect to the Payment Date                                       $            0

4c. The amount, if any, by which the outstanding principal
    balance of the CIA exceeds the CIA
    Invested Amount as of the end of the Record Date with
    respect to the Payment Date                                       $            0

       ----------------------------------------------------------
       (3) The following information, as applicable, is included only on Payment Date.
                                      Page 10

                         Universal Bank, N.A., Transferor
                    Universal Card Services Corp., Servicer

==============================================================================

                 Universal Card Master Trust, Series 1997-1
                    For the Due Period Ending July 31, 2001

==============================================================================

This Certificate relates to the Due Period ending Jul 31, 2001 and the related Distribution Date.

The undersigned, a duly authorized representative of Universal Card Services Corp.('UCS'), as a Servicer pursuant to the Pooling and Servicing Agreement dated as of August 1, 1995 (as amended and supplemented, the 'Pooling And Servicing Agreement'), among UCS, Universal Bank, N.A., as Transferor and Bankers Trust Company, as Trustee (the 'Trustee'), does hereby certify the information set forth below.

           1. Capitalized terms used in the Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

           2. Universal Card Services Corp. is, as of the date hereof, the Servicer under the Agreement.

           3.    The undersigned is a Servicing Officer.

           4. This Certificate relates to the Distribution Date occurring on August 17, 2001

           5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Due Period preceeding such Distribution Date.

           6. As of the date hereof, to the best knowledge of the undersigned, no Amortization Event has been deemed to have occurred on or prior to such Distribution Date.

           7. As of date hereof, to the best knowledge of the undersigned, no Lien has been placed on any of the Receivables other than pursuant to the Agreement.


                 IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 20 day of August 2001

                             Universal Card Services Corp.,
                             Servicer

                                By:     /s/ Andrew Lubliner
                                   __________________________________________
                                        Name:    Andrew Lubliner
                                        Title:   Servicing Officer
                                      Page 11

                         Universal Bank, N.A., Transferor
                    Universal Card Services Corp., Servicer

==============================================================================

                 Universal Card Master Trust, Series 1996-3
                    For the Due Period Ending July 31, 2001

==============================================================================
This Certificate relates to the Due Period ending Jul 31, 2001 and the related Distribution Date.

C2. Information Regarding Series 1996-3
   ------------------------------------
    1. Total Investor Collections                    $  153,854,979
         Principal Collections                       $  140,064,872
         Reallocated Finance Charge Collections      $   13,790,107
    2. Investor Default Amount                       $    4,269,324
    3. Investor Monthly Interest                     $    3,453,992
    4. Investor Monthly Servicing Fee                $    1,558,333
    5. Excess Finance Charge Collections             $    4,529,102

*Finance charges have been reallocated based on sharing mechanics within the Group, this amount also includes investment proceeds due to Series.

C3. Information Regarding Trigger Level
   ------------------------------------

Current Month
    1. Series Adjusted Portfolio Yield - current month   11.45%

    2. Base Rate - current month                          6.01%
         Coupon Component                                 4.14%
         Servicing Component                              1.87%
    3. Excess Spread Percentage - current month           5.44%

3 Month Averages
    4. Series Adjusted Portfolio Yield - 3 month average 11.82%

    5. Base Rate - 3 month average                        6.33%
         Coupon Component                                 4.46%
         Servicing Component                              1.87%
    6. Excess Spread Percentage - 3 month average         5.48%













                                      Page 12

                         Universal Bank, N.A., Transferor
                    Universal Card Services Corp., Servicer

==============================================================================

                 Universal Card Master Trust, Series 1996-3
                    For the Due Period Ending July 31, 2001

==============================================================================
This Certificate relates to the Due Period ending Jul 31, 2001 and the related Distribution Date.

D. Information Regarding Series 1996-3
--------------------------------------

 1a. Class A Invested Amount                             $  450,000,000

 1b. Class B Invested Amount                             $   80,000,000

 1c. CIA Invested Amount                                 $   70,000,000

 2a. Class A Monthly Interest                            $    2,911,309

 2b. Class B Monthly Interest                            $      287,783

 2c. CIA Monthly Interest                                $      254,900

 3a. Balance in the Class A Interest Funding Account     $    5,634,792

 3b. Balance in the Class B Interest Funding Account     $      557,000

 3c. Balance in the CIA Interest Funding Account         $      254,900

 4a. Class A Investor Charge-offs                        $            0

 4b. Class B Investor Charge-offs                        $            0

 4c. CIA Investor Charge-offs                            $            0

 5. Required Amount                                      $            0

 6a. Class A Principal Deposit to PFA (2)                $  400,000,000

 6b. Class B Principal Deposit to PFA (2)                $            0

 6c. CIA Principal Deposit to PFA (2)                    $            0

 7a. Balance in Class A Principal Funding Account (2)    $  400,000,000

 7b. Balance in Class B Principal Funding Account (2)    $            0

 7c. Balance in CIA Principal Funding Account (2)        $            0

--------------------------------------------------------------------------
(2) Applicable during the Accumulation Period and any Early Amortization Period


                                      Page 13

                         Universal Bank, N.A., Transferor
                    Universal Card Services Corp., Servicer
==============================================================================
                 Universal Card Master Trust, Series 1996-3
                    For the Due Period Ending July 31, 2001
==============================================================================
This Certificate relates to the Due Period ending Jul 31, 2001 and the related Distribution Date.

E. Information Regarding Charge-offs and Distributions to Certificateholders(3)
------------------------------------------------------------------------------

1a. The total amount of the distribution to Class A
    Certificateholders on the Payment Date                            $            0

1b. The total amount of the distribution to Class B
    Certificateholders on the Payment Date                            $            0

1c. The total amount of the distribution to CIA provider
    on the Payment Date                                               $      254,900

2a. The amount of the distribution set forth in item 1(a) above
    in respect of principal on the Class A Certificates               $            0

2b. The amount of the distribution set forth in item 1(b) above
    in respect of principal on the Class B Certificates               $            0

2c. The amount of the distribution set forth in item 1(c) above
    in respect of principal on the CIA                                $            0

3a. The amount of the distribution set forth in item 1(a) above
    in respect of interest on the Class A Certificates                $            0

3b. The amount of the distribution set forth in item 1(b) above
    in respect of interest on the Class B Certificates                $            0

3c. The amount of the distribution set forth in item 1(c) above
    in respect of interest on the CIA                                 $      254,900

4a. The amount, if any, by which the outstanding principal
    balance of the Class A Certificates exceeds the Class A
    Invested Amount as of the end of the Record Date with
    respect to the Payment Date                                       $  400,000,000

4b. The amount, if any, by which the outstanding principal
    balance of the Class B Certificates exceeds the Class B
    Invested Amount as of the end of the Record Date with
    respect to the Payment Date                                       $            0

4c. The amount, if any, by which the outstanding principal
    balance of the CIA exceeds the CIA
    Invested Amount as of the end of the Record Date with
    respect to the Payment Date                                       $            0

       ----------------------------------------------------------
       (3) The following information, as applicable, is included only on Payment Date.
                                      Page 14

                         Universal Bank, N.A., Transferor
                    Universal Card Services Corp., Servicer

==============================================================================

                 Universal Card Master Trust, Series 1996-3
                    For the Due Period Ending July 31, 2001

==============================================================================

This Certificate relates to the Due Period ending Jul 31, 2001 and the related Distribution Date.

The undersigned, a duly authorized representative of Universal Card Services Corp.('UCS'), as a Servicer pursuant to the Pooling and Servicing Agreement dated as of August 1, 1995 (as amended and supplemented, the 'Pooling And Servicing Agreement'), among UCS, Universal Bank, N.A., as Transferor and Bankers Trust Company, as Trustee (the 'Trustee'), does hereby certify the information set forth below.

           1. Capitalized terms used in the Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

           2. Universal Card Services Corp. is, as of the date hereof, the Servicer under the Agreement.

           3.    The undersigned is a Servicing Officer.

           4. This Certificate relates to the Distribution Date occurring on August 17, 2001

           5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Due Period preceeding such Distribution Date.

           6. As of the date hereof, to the best knowledge of the undersigned, no Amortization Event has been deemed to have occurred on or prior to such Distribution Date.

           7. As of date hereof, to the best knowledge of the undersigned, no Lien has been placed on any of the Receivables other than pursuant to the Agreement.


                 IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 20 day of August 2001

                             Universal Card Services Corp.,
                             Servicer

                                By:     /s/ Andrew Lubliner
                                   __________________________________________
                                        Name:    Andrew Lubliner
                                        Title:   Servicing Officer
                                      Page 15